INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE.

NUMBER

0001

AUTHORIZED COMMON STOCK:
19,500,000 SHARES
PAR VALUE: $0.01

BG Staffing, INC.

SHARES

CUSIP NO. 05544A 109

This Certifies that

Is The Record Holder Of

Fully paid and non-assessable shares of **BG Staffing, Inc.** Common Stock par value $0.01 per share transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Countersigned & Registered
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
New York, New York
TRANSFER AGENT AND REGISTRAR

By: ______________________

SECRETARY



BG STAFFING, INC.
CORPORATE
Seal
DELAWARE

PRESIDENT

THE COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE COMMON STOCK MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF (EACH, A "TRANSFER") WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS UNLESS PRIOR TO SUCH TRANSFER AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER IS FURNISHED THAT THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT.

THE CERTIFICATE OF INCORPORATION (THE "CERTIFICATE OF INCORPORATION") OF THE CORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF THE COMMON STOCK OF THE CORPORATION WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE "BOARD OF DIRECTORS"). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT..........Custodian..........	
TEN ENT	- as tenants by the entireties	(Cust)	(Minor)
JT TEN	- as joint tenants with the right of survivorship and not as tenants in common	Act....................	
		(State)	

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____

______________________ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________*, Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

*Dated*______________________

X______________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:

NOTICE : SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO RULE 17Ad-15 OF THE SECURITIES EXCHANGE ACT OF 1934.